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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 19, 2000


                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


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
             California                            000-23993                          33-0480482
  ----------------------------------    --------------------------------    ---------------------------------
   (State or Other Jurisdiction of         (Commission File Number)         (IRS Employer Identification No.)
           Incorporation)
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                  16215 Alton Parkway, Irvine, California 92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 450-8700


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 19, 2000 Broadcom Corporation (the "Company") completed the acquisition of Innovent Systems, Inc. ("Innovent") in accordance with the Merger Agreement and Plan of Reorganization dated as of June 10, 2000 between the Company and Innovent, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         Innovent is engaged in the development and commercial integration of radio frequency ("RF") integrated circuits for wireless data communications. Innovent targets low-cost applications requiring short-range wireless connectivity as embodied by the Bluetooth(TM) and other communications protocols.

         In connection with the acquisition, the Company issued an aggregate of 2,339,149 shares of its Class A common stock in exchange for all outstanding shares of Innovent preferred and common stock that it did not already own and reserved 605,961 additional shares of Class A common stock for issuance upon exercise of outstanding employee stock options of Innovent. The share issuances were exempt from registration pursuant to section 3(a)(10) of the Securities Act of 1933, as amended. Portions of the shares issued will be held in escrow pursuant to the terms of the acquisition agreement as well as various employee share repurchase agreements.

         An officer of the Company served as a director of Innovent from the Company's investment in Innovent in April 1999 until the acquisition was completed.

         The merger transaction will be accounted for under the purchase method of accounting. The Company expects to record a one-time write-off for purchased in-process research and development expenses related to the acquisition in its third fiscal quarter (ending September 30). The amount of the write-off has not yet been determined. The merger is intended to constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

         The Company's press release announcing the completion of the acquisition was filed as exhibit 99.2 to the Current Report on Form 8-K dated July 18, 2000, filed with the Securities and Exchange Commission, and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

         The financial information required by this item will be filed by amendment within 60 days of August 2, 2000.

(b)      Pro forma financial information.

         The financial information required by this item will be filed by amendment within 60 days of August 2, 2000.

(c)      Exhibits.

         2.1 Merger Agreement and Plan of Reorganization by and between Broadcom Corporation and Innovent Systems, Inc. dated as of June 10, 2000


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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BROADCOM CORPORATION,
                                      a California corporation


August 2, 2000                        By: /s/ WILLIAM J. RUEHLE
                                          --------------------------------------
                                          William J. Ruehle
                                          Vice President and
                                          Chief Financial Officer

                                          /s/ SCOTT J. POTERACKI
                                          --------------------------------------
                                          Scott J. Poteracki
                                          Senior Director of Finance and
                                          Corporate Controller (Principal
                                          Accounting Officer)


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                                 EXHIBIT INDEX


  Exhibit Number                        Description
  --------------                        -----------

        2.1 Merger Agreement and Plan of Reorganization by and between Broadcom Corporation and Innovent Systems, Inc. dated as of June 10, 2000